Vanguard Institutional Developed Markets Index Fund

Supplement Dated September 21, 2009, to the Prospectus Dated June 8, 2009

Reorganization of Vanguard Institutional Developed Markets Index Fund into Vanguard Developed Markets Index Fund

The board of trustees (the “board”) of Vanguard STAR® Funds (the “Trust”) has approved the reorganization of Vanguard Institutional Developed Markets Index Fund (the “Institutional Developed Fund”), a series of the Trust, into Vanguard Developed Markets Index Fund (the “Developed Fund”), another series of the Trust. The reorganization will consist of (1) the transfer of all, or substantially all, of the assets of the Institutional Developed Fund to the Developed Fund in exchange for new Institutional Shares of the Developed Fund, and the assumption by the Developed Fund of the liabilities of the Institutional Developed Fund; and (2) the distribution of new Institutional Shares of the Developed Fund to the shareholders of the Institutional Developed Fund in complete liquidation of the Institutional Developed Fund. The reorganization does not require shareholder approval.

The board evaluated information that it viewed as sufficient to determine whether the Institutional Developed Fund and the Developed Fund would benefit from the proposed reorganization. The board, including all of the trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940), carefully considered the proposed reorganization and determined that: (1) it is in the best interest of both Funds, and (2) it will not dilute the interests of shareholders of either Fund. The board also determined that the reorganization would provide shareholders of the Institutional Developed Fund with a comparable investment option.

The reorganization is expected to occur on or around January 22, 2010, or on such other date as the officers of the Trust determine (“Closing Date”). After the close of business on the Closing Date, each shareholder of the Institutional Developed Fund will become the owner of Institutional Shares of the Developed Fund. The Institutional Shares are being created for issuance in connection with the reorganization. At the time of the reorganization, the dollar value of the

“new” shares will equal the dollar value of the “old” shares. In other words, the reorganization will have no effect on the value of a shareholder’s investment.

No fees will be imposed on shareholders as a result of the reorganization. The Funds will bear their own expenses in connection with the reorganization. It is anticipated that the reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Shareholders of the Institutional Developed Fund should carefully consider whether the Developed Fund’s principal investment strategies, limitations, and risks (as set forth in the Developed Fund’s prospectus and in this supplement) will meet their investment needs. See “Comparison of the Funds” in the following paragraphs.

Shares of the Institutional Developed Fund will be automatically exchanged on a tax-free basis for shares of the Developed Fund on the Closing Date of the reorganization. Institutional Developed Fund shareholders who do not wish to own shares in the Developed Fund may: (1) redeem shares of the Institutional Developed Fund or (2) exchange shares of the Institutional Developed Fund for shares of another Vanguard fund prior to the Closing Date by contacting us at 800-662-2739. Please note that if shares are held in a taxable account, a redemption or exchange will be a taxable event and may result in a gain or loss in connection with that transaction.

For Institutional Developed Fund shareholders, the account registration and account options—including, but not limited to, the handling of dividend and capital gains distributions, Automatic Investment Plans, Automatic Withdrawal Plans, and direct deposits—will be carried over to the new Developed Fund account in connection with the reorganization.

Closed to New Investors

Effective immediately, the Institutional Developed Fund is closed to new shareholder accounts. The Institutional Developed Fund will continue to accept additional investments from current shareholders until the close of business on January 21, 2010.

Comparison of the Funds

The following comparison of the Funds is a summary only. To better understand the Funds, please refer to the prospectuses and Statement of Additional Information for the Funds, which are available at www.vanguard.com and also can be obtained by calling us at 800-662-7447.

Both Funds are diversified funds, and their fundamental investment policies (that is, those investment policies that cannot be changed without the approval of the shareholders) are identical in all material respects. The Funds have a common board, and The Vanguard Group, Inc., serves as the investment advisor of each Fund through its Quantitative Equity Group. In addition, the Funds have a common administrator and distributor.

Investment Objectives and Strategies

The Funds’ investment objectives and strategies are identical. Each Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region. Each Fund also employs an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index.

Operating Expenses

The current annual operating expenses for the Institutional Developed Fund are the same as the expected annual operating expenses of the Institutional Shares of the Developed Fund. The following table shows the Institutional Developed Fund’s annualized operating expenses as of April 30, 2009 (the Fund’s most recent six-month fiscal period), expressed as a ratio of expenses to average daily net assets (expense ratio), along with the pro forma expense ratio of the Developed Fund’s Institutional Shares, based on historical expenses of the Institutional Developed Fund and projected expenses for the new Institutional Shares of the Developed Fund, after giving effect to the reorganization.

(over, please)

		Vanguard Developed Markets Index Fund Institutional Shares (pro forma)
	Vanguard Institutional Developed Markets Index Fund

Management Expenses	0.06%	0.06%
12b-1 Distribution Fee	None	None
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.13%	0.13%

Note: The pro forma numbers shown above are estimated in good faith and are hypothetical. There is no guarantee that actual expenses will be the same as those shown in the table.

Please retain this supplement for future reference.

© 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS234B 092009